UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

HIVE DIGITAL TECHNOLOGIES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-40398	98-1831411
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7900 Callaghan Road, Suite 128
 San Antonio, Texas, United States 78229
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 664-1078

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, without par value	HIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 18, 206, HIVE Digital Technologies Ltd. (the "Company") issued a press release (the "Press Release") announcing that its wholly owned subsidiary, BUZZ High Performance Computing Inc. completed the acquisition of land comprising approximately 21 acres (the "Main Parcel") for a purchase price of $46 million, as well as an additional parcel of land adjacent to the Main Parcel for a purchase price of $12 million (the "Additional Parcel"). The Main Parcel and the Additional Parcel collectively comprise a contiguous site benefiting from a 320 MW power allocation. A copy of the Press Release is include herewith as Exhibit 99.1 and is incorporated herein by reference.

This Report, including the Press Release attached as Exhibit 99.1 hereto and incorporated by reference herein, may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements generally relate to future events, financial results or operating performance based on management's current expectations, assumptions and beliefs about the Company's future financial and operating performance, as well future economic conditions, which are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Accordingly, any statement contained or referenced herein, as well as in the other filings that we make with the SEC, that is not a statement of historical fact, should be considered a forward-looking statement. Words such as "anticipates," "believes," "plans," "expects," "intends," "will," "potential" and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such expressions. These forward-looking statements may include, but are not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services or developments, such as our development of a new data center facility in the Greater Toronto Area; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing.

Do not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with market risks, trends and conditions. These and other risks and uncertainties relating to the Company and its business can be found under the caption "Risk Factors" and elsewhere in the Company's Securities and Exchange Commission filings and reports, including the Company's Annual Information Form for the year ended March 31, 2025 which was filed as Exhibit 99.1 to the Company's Annual Report on Form 40-F for the year ended March 31, 2025, as well as future filings and reports by the Company. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIVE DIGITAL TECHNOLOGIES LTD.

By:	/s/ Darcy Daubaras
Name:	Darcy Daubaras
Title:	Chief Financial Officer

Date: May 18, 2026